                                                                   Exhibit (a)12

                                AMENDMENT NO. 11
                  TO AMENDED AND RESTATED DECLARATION OF TRUST
                              OF ING MUTUAL FUNDS

     THIS AMENDMENT NO. 11 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of May 25, 2006, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

     WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain Series of Interests of the Trust;

     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

     The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

     "The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in chart below under the heading "Classes":

SERIES                                                 CLASSES
------                                                 -------
ING Diversified International Fund                     ING Diversified International Fund -- Class A
                                                       ING Diversified International Fund -- Class B
                                                       ING Diversified International Fund -- Class C
                                                       ING Diversified International Fund -- Class I

ING Emerging Countries Fund                            ING Emerging Countries Fund -- Class A
                                                       ING Emerging Countries Fund -- Class B
                                                       ING Emerging Countries Fund -- Class C
                                                       ING Emerging Countries Fund -- Class I
                                                       ING Emerging Countries Fund -- Class M
                                                       ING Emerging Countries Fund -- Class Q

ING Emerging Markets Fixed Income Fund                 ING Emerging Markets Fixed Income Fund -- Class A
                                                       ING Emerging Markets Fixed Income Fund -- Class B
                                                       ING Emerging Markets Fixed Income Fund -- Class C
                                                       ING Emerging Markets Fixed Income Fund -- Class I

Series                               Classes
------                               -------

ING Foreign Fund                     ING Foreign Fund -- Class A
                                     ING Foreign Fund -- Class B
                                     ING Foreign Fund -- Class C
                                     ING Foreign Fund -- Class I
                                     ING Foreign Fund -- Class Q


ING Global Bond Fund                 ING Global Bond Fund -- Class A
                                     ING Global Bond Fund -- Class B
                                     ING Global Bond Fund -- Class C
                                     ING Global Bond Fund -- Class I

ING Global Equity Dividend Fund      ING Global Equity Dividend Fund -- Class A
                                     ING Global Equity Dividend Fund -- Class B
                                     ING Global Equity Dividend Fund -- Class C
                                     ING Global Equity Dividend Fund -- Class O

ING Global Real Estate Fund          ING Global Real Estate Fund -- Class A
                                     ING Global Real Estate Fund -- Class B
                                     ING Global Real Estate Fund -- Class C
                                     ING Global Real Estate Fund -- Class I
                                     ING Global Real Estate Fund -- Class O


ING Global Value Choice Fund         ING Global Value Choice Fund -- Class A
                                     ING Global Value Choice Fund -- Class B
                                     ING Global Value Choice Fund -- Class C
                                     ING Global Value Choice Fund -- Class I
                                     ING Global Value Choice Fund -- Class Q


ING Greater China Fund               ING Greater China Fund -- Class A
                                     ING Greater China Fund -- Class B
                                     ING Greater China Fund -- Class C
                                     ING Greater China Fund -- Class I

ING Index Plus International         ING Index Plus International Equity Fund --
Equity Fund                          Class A
                                     ING Index Plus International Equity Fund --
                                     Class B
                                     ING Index Plus International Equity Fund --
                                     Class C
                                     ING Index Plus International Equity Fund --
                                     Class I

ING International Capital            ING International Capital Appreciation
Appreciation Fund                    Fund - Class A

Series                              Classes
------                              -------

                                    ING International Capital Appreciation
                                    Fund - Class B

                                    ING International Capital Appreciation
                                    Fund - Class C

                                    ING International Capital Appreciation
                                    Fund - Class 1

ING International Fund              ING International Fund - Class A
                                    ING International Fund - Class B
                                    ING International Fund - Class C
                                    ING International Fund - Class I
                                    ING International Fund - Class Q

ING International Real Estate Fund  ING International Real Estate Fund - Class A
                                    ING International Real Estate Fund - Class B
                                    ING International Real Estate Fund - Class C
                                    ING International Real Estate Fund - Class I

ING International SmallCap Fund     ING International SmallCap Fund - Class A
                                    ING International SmallCap Fund - Class B
                                    ING International SmallCap Fund - Class C
                                    ING International SmallCap Fund - Class I
                                    ING International SmallCap Fund - Class Q

ING International Value Choice Fund ING International Value Choice
                                    Fund - Class A

                                    ING International Value Choice
                                    Fund - Class B

                                    ING International Value Choice
                                    Fund - Class C

                                    ING International Value Choice
                                    Fund - Class I

ING Precious Metals Fund            ING Precious Metals Fund - Class A
                                    ING Precious Metals Fund - Class B
                                    ING Precious Metals Fund - Class C
                                    ING Precious Metals Fund - Class Q

ING Russia Fund                     ING Russia Fund - Class A
                                    ING Russia Fund - Class B
                                    ING Russia Fund - Class C
                                    ING Russia Fund - Class Q"

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ John V. Boyer                         /s/ Jock Patton
---------------------------------         ---------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee


/s/ Patricia W. Chadwick                  /s/ Sheryl K. Pressler
---------------------------------         ---------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                     /s/ David W.C. Putnam
---------------------------------         ---------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein                 /s/ John G. Turner
---------------------------------         ---------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee


/s/ Patrick W. Kenny                      /s/ Roger B. Vincent
---------------------------------         ---------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee


/s/ Walter H. May                         /s/ Richard A. Wedemeyer
---------------------------------         ---------------------------------
Walter H. May, as Trustee                 Richard A. Wedemeyer, as Trustee